EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

         VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE IN PERSON
Attend Shareholder Meeting
5701 Golden Hills Drive
Golden Valley, MN 55416
on October 12, 2016
VOTE BY MAIL
Vote, sign and date this
Voting Instructions Card and
return in the postage-paid envelope
VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Please detach at perforation before mailing.

VOTING INSTRUCTION                                 ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST                                 VOTING INSTRUCTION
AZL® JPMorgan U.S. Equity Fund
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD October 12, 2016

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York.  The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL® JPMorgan U.S. Equity Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL® S&P 500 Index Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract at the Special Meeting of Shareholders to be held on October 12, 2016, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.  Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement/prospectus is acknowledged by your execution of these voting instructions.

VOTE VIA THE INTERNET:  www.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-298-8476
999 99999 999 999
NOTE:  Please sign exactly as your name(s) appear(s) on this card.  When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized person.  If a partnership, please sign in partnership name by authorized person.

Signature

Signature

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on October 12, 2016.
The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Voting Instruction Form
are available at:  [https://www.proxy-direct.com/azl-]

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

The undersigned hereby instructs Allianz to vote as indicated below.  IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL.  If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

PLEASE MARK VOTES AS IN THIS EXAMPLE:
 FOR               AGAINST           ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL JPMorgan U.S. Equity Fund (the "Acquired Fund") and the AZL S&P 500 Index Fund (the "Acquiring Fund"), both series of the Allianz Variable Insurance Products Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund's liabilities.

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE IN PERSON
Attend Shareholder Meeting
5701 Golden Hills Drive
Golden Valley, MN 55416
on October 12, 2016
VOTE BY MAIL
Vote, sign and date this
Voting Instructions Card and
return in the postage-paid envelope
VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Please detach at perforation before mailing.

VOTING INSTRUCTION                                 ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST                                 VOTING INSTRUCTION
AZL® MFS Investors Trust Fund
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD October 12, 2016

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York.  The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL® MFS Investors Trust Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL® S&P 500 Index Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract at the Special Meeting of Shareholders to be held on October 12, 2016, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.  Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement/prospectus is acknowledged by your execution of these voting instructions.

VOTE VIA THE INTERNET:  www.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-298-8476
999 99999 999 999
NOTE:  Please sign exactly as your name(s) appear(s) on this card.  When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized person.  If a partnership, please sign in partnership name by authorized person.

Signature

Signature

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on October 12, 2016.
The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Voting Instruction Form
are available at:  [https://www.proxy-direct.com/azl-]

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

The undersigned hereby instructs Allianz to vote as indicated below.  IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL.  If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

PLEASE MARK VOTES AS IN THIS EXAMPLE:
 FOR               AGAINST           ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (the "Plan") between the AZL MFS Investors Trust Fund (the "Acquired Fund") and the AZL S&P 500 Index Fund (the "Acquiring Fund"), both series of the Allianz Variable Insurance Products Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund's liabilities.